UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2008

                             ORITANI FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

      United States                       001-33223            22-3617996
------------------------------      --------------------     ---------------
(State or other jurisdiction        (Commission File No.)     (IRS Employer
  of incorporation)                                          Identification No.)



370 Pascack Road, Township of Washington, New Jersey             07676
----------------------------------------------------         ---------------
  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (201) 664-5400
                                                     --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principals Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On May 5, 2008, the Board of Directors approved the granting of stock options and restricted stock awards to the executive officers of the Company listed below:

   Executive Officer   Number of Options   Number of Shares of Restricted Stock
   -----------------   -----------------   ------------------------------------
     Kevin J. Lynch             397,411                   198,706
     Michael A. DeBernardi      178,835                    95,379
     John M. Fields, Jr.        178,835                    95,379
     Thomas Guinan              178,835                    95,379
     Philip M. Wyks              26,494                    15,000
     Anne Mooradian              26,494                    15,000
     Roseanne Buscemi            26,494                    15,000
     Paul M. Cordero             19,871                    10,000

     The  grants  were  made in  accordance  with the  terms of the 2007  Equity
Incentive Plan, which was approved by the stockholders at the April 22, 2008 special meeting of stockholders. All of the options vest in equal installments over a five-year period, commencing on May 5, 2009, which is one year from the date of the grant, and have an exercise price of $15.65 per share, which was the closing market price/last sale price of the Company's common stock on May 5, 2008, the date of the grant. The restricted stock awards also vest in equal installments over a five-year period, commencing one year from the date of the grant (May 5, 2009). The vesting of the options and restricted stock awards accelerate upon death or disability, retirement, involuntary termination of employment following a change in control, and upon consummation of a second step conversion of Oritani Financial Corp., MHC, and the grants have other terms and conditions consistent with the 2007 Equity Incentive Plan. Including the options and restricted stock shares granted with respect to the above-named officers, a total of 1,311,457 options and 588,169 shares of restricted stock were granted to officers and employees of the Company.

     Each outside director of the Company was granted 51,663 shares of restricted stock and an option to purchase 119,223 shares of common stock. The options vest in equal installments over a five-year period, commencing one year from the date of the grant (May 5, 2009) and have an exercise price of $15.65 per share, which was the closing market price/last sale price of the Company's common stock on May 5, 2008, the date of the grant. The restricted stock awards also vest in equal installments over a five-year period, commencing one year from the date of the grant (May 5, 2009). The vesting of the options and restricted stock awards accelerate upon death or disability, retirement, involuntary termination of service following a change in control, and upon consummation of a second step conversion of Oritani Financial Corp., MHC, and the grants have other terms and conditions consistent with the 2007 Equity Incentive Plan.

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

Item 9.01.  Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           ORITANI FINACIAL CORP.



DATE:  May 7, 2008         By:    /s/ Kevin J. Lynch
                                  ---------------------------------------------
                                  Kevin J. Lynch
                                  President and Chief Executive Officer





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